                                                                      EXHIBIT 24

                        SECTION 16(a) POWER OF ATTORNEY

        Know all by these presents, that each of the undersigned hereby constitutes and appoints each of Michael J. Foster and Donald Juricic, signing singly, the undersigned's true and lawful attorney-in-fact to:

        (1)     prepare, and execute, for and on behalf of the undersigned, in the undersigned's capacity as a beneficial owner of the equity securities of Metalico, Inc. or any other company (each a
                "Portfolio Company"), Forms 3, 4, and 5 in accordance with
                Section 16(a) of the Securities Exchange Act of 1934, as amended
                (the "Act") and the rules thereunder and/or any other form required by Section 16(a) of the Act and the rules thereunder;

        (2)     do and perform any and all acts for and on behalf of the
                undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5 and/or any other form required by Section 16(a) of the Act and the rules thereunder and timely file such form with the United States Securities and Exchange
                Commission and any stock exchange or similar authority; and

        (3)     take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally
                required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such information, terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        Each of the undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. Each of the undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 of the Act.

        This Power of Attorney shall remain in full force and effect until the later of (i) January 1, 2010 or (ii) the date on which the undersigned is no longer required to file Forms 3, 4, and 5 and/or any other form required by
Section 16(a) of the Act and the rules thereunder with respect to the undersigned's holdings of and transactions in securities issued by any Portfolio
Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

        IN WITNESS WHEREOF, each of the undersigned has caused this Power of
Attorney to be executed on its behalf as of this 14th of February, 2005.

                                         RFE Investment Partners V, L.P.
                                         By: RFE Associates V, L.P.

                                         By:  /s/ Michael J. Foster
                                              ----------------------------------
                                              Name: Michael J. Foster
                                              Title: A General Partner

                                         RFE Management Corp.

                                         By:  /s/ Michael J. Foster
                                              ----------------------------------
                                              Name: Michael J. Foster
                                              Title: Vice President

                                         RFE Associates V, L.P.

                                         By:  /s/ Michael J. Foster
                                              ----------------------------------
                                              Name: Michael J. Foster
                                              Title: A General Partner

                                         By:  /s/ Michael J. Foster
                                              ----------------------------------
                                              Name: Michael J. Foster

                                         By:  /s/ Howard C. Landis
                                              ----------------------------------
                                              Name:   Howard C. Landis

                                         By:  /s/ James A. Parsons
                                              ----------------------------------
                                              Name:   James A. Parsons